EXHIBIT 10.43

AMENDMENT NO. 3 TO BOARD REPRESENTATION AGREEMENT

     This AMENDMENT NO. 3 TO BOARD REPRESENTATION AGREEMENT dated as of May 30, 2002 is by and among Ingram Micro Inc., a Delaware corporation (“Micro”), and each person listed on the signature pages hereof, and amends that certain Board Representation Agreement dated as of November 6, 1996 and amended as of June 1, 2001 and March 12, 2002 (the “Board Representation Agreement”).

WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Board Representation Agreement to reflect amendments to Micro’s bylaws;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 2.2. Section 2.2 of the Board Representation Agreement is hereby deleted and replaced with the following text:

“Section 2.2 Qualifications of Directors; Subsequent Nominations of Directors.

(a)	Composition and Qualifications of the Board. The Family Stockholders agree to vote their shares of Micro Common Shares to cause the Board, from and after the date of this Agreement and until their successors are duly elected and qualified in accordance with law and the terms of this Agreement, to consist of the chief executive officer of Micro, three individuals named by the Family Stockholders and who may be Family Stockholders, and four individuals who shall be Independent and who shall have been approved by the Family Stockholders. All subsequent nominations of persons for election to the Board contained in proxy soliciting material distributed on behalf of Micro during the term of this Agreement will be made by the Board upon the recommendation of the Governance Committee, and all persons proposed to fill vacancies on the Board shall in each case be consistent with the provisions of Micro’s bylaws which shall provide the following qualifications for directors:

(i)	Three individuals who are designated by the Family Stockholders and who need not be Independent and may be Family Stockholders (the “Family Directors”);

(ii)	One individual who is designated by the chief executive officer of Micro, who need not be Independent and who may be the chief executive officer of Micro (the “Management Director”); and

(iii)	Four (in the case of a Board consisting of eight directors), five (in the case of a Board consisting of nine directors) or six (in the case of a Board consisting of ten directors) individuals, as the case may be from time to time, who shall be Independent (the “Independent Directors”).

(b)	Addition of Ninth or Tenth Director. After the election and qualification of the eight directors as set forth in Section 2.2 above, the Board may be expanded to nine or ten directors by the affirmative vote of a majority of such eight or nine directors, as the case may be. Such ninth or tenth director shall have the qualifications of being nominated, or elected if permitted by law and Micro’s bylaws, by a majority of the Board upon the recommendation of the Governance Committee and shall be Independent. After the initial qualification and election of such ninth or tenth director as set forth in this Section 2.2(b), any vacancy created by the death, resignation or removal of such director shall be filled pursuant to Section 2.3 below.”

     SECTION 2. Amendment to Section 2.3. Section 2.3 of the Board Representation Agreement is hereby deleted and replaced with the following text:

“SECTION 2.3 Filling of Vacancies. The bylaws of Micro shall provide that if, as a result of the death, resignation or removal of a director, a vacancy is created on the Board, the vacancy shall be filled in the following manner with individuals with the following qualifications: (a) if the vacancy resulted from the death, resignation or removal of a Family Director, the vacancy shall be filled by vote of a majority of the remaining Family Directors; (b) if the vacancy resulted from the death, resignation or removal of the Management Director, the vacancy shall be filled by a person qualifying to be a Management Director as designated by the chief executive officer of Micro; and (c) if the vacancy resulted from the death, resignation or removal of an Independent Director, the vacancy shall be filled by a person qualifying to be an Independent Director nominated by the Governance Committee and approved by a majority of the entire Board then in office.”

     SECTION 3. Amendment to Section 2.4. Section 2.4 of the Board Representation Agreement is hereby deleted and replaced with the following text:

“SECTION 2.4 Committees.

(a)	General. The bylaws of Micro shall provide for the designation, qualification and composition of the Board committees as set forth below and shall provide that all committees shall act by vote of the majority of the entire number of directors which constitute the committee.

(i)	Governance Committee. The Governance Committee shall consist of three directors, one of whom shall be a Family Director and one of whom shall be an Independent Director. The third Committee member shall be a Family Director if requested by a majority of the Family Directors and otherwise shall be an Independent Director.

(ii)	Executive and Finance Committee. The Executive and Finance Committee shall consist of three directors, one of whom shall be a Family Director, one of whom shall be the Management Director and one of whom shall be an Independent Director.

(iii)	Human Resources Committee. The Human Resources Committee shall consist of three directors, one of whom shall be a Family Director, and two of whom shall be Independent Directors. The Human Resources Committee shall establish the compensation of all executive officers of Micro and shall administer all stock option, purchase and equity incentive plans.

(iv)	Audit Committee. The Audit Committee shall consist of at least three directors, all of whom shall be Independent Directors.

(b)	Selection and Removal of Committee Members. The bylaws shall provide that the Governance Committee shall recommend to the Board the directors to serve on the Board Committees and shall direct the Governance Committee to follow the qualification requirements set forth in Sections 2.2 and 2.4(a). Committee members shall be determined by the vote of a majority of the members of the Board. A Committee member shall be subject to removal from his or her position as a Committee member by the vote of a majority of the members of the Board.”

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws rules of such state.

     SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INGRAM MICRO INC.

By:	/s/ Kent B. Foster
Name: KENT B. FOSTER
Title: Chairman of the Board

/s/ Martha R. Ingram
MARTHA R. INGRAM

/s/ Orrin H. Ingram, II
ORRIN H. INGRAM, II

/s/ John R. Ingram
JOHN R. INGRAM

QTIP MARITAL TRUST CREATED UNDER THE E. BRONSON INGRAM REVOCABLE TRUST AGREEMENT DATED JANUARY 4, 1995
By:	MARTHA R. INGRAM, ORRIN H. INGRAM, II AND JOHN R. INGRAM, as Co-Trustees
By:	/s/ Martha R. Ingram Name: Martha R. Ingram Title: Co-Trustee
By:	/s/ Orrin H. Ingram, II Name: Orrin H. Ingram, II Title: Co-Trustee
By:	/s/ John R. Ingram Name: John R. Ingram Title: Co-Trustee
E. BRONSON INGRAM 1995 CHARITABLE REMAINDER 5% UNITRUST
By:	MARTHA R. INGRAM, as Trustee
By:	/s/ Martha R. Ingram Name: Martha R. Ingram Title: Trustee

MARTHA AND BRONSON INGRAM FOUNDATION
By:	ORRIN H. INGRAM, II AND JOHN R. INGRAM, as Co-Trustees
By:	/s/ Orrin H. Ingram, II Name: Orrin H. Ingram, II Title: Co-Trustee
By:	/s/ John R. Ingram Name: John R. Ingram Title: Co-Trustee
E. BRONSON INGRAM 1994 CHARITABLE LEAD ANNUITY TRUST
By:	ORRIN H. INGRAM, II AND JOHN R. INGRAM, as Co-Trustees
By:	/s/ Orrin H. Ingram, II Name: Orrin H. Ingram, II Title: Co-Trustee
By:	/s/ John R. Ingram Name: John R. Ingram Title: Co-Trustee
TRUST FOR ORRIN HENRY INGRAM, II, UNDER AGREEMENT WITH HORTENSE B. INGRAM DATED DECEMBER 22, 1975
By:	SUNTRUST BANK, ATLANTA, as Trustee
By:	/s/ Thomas A. Shank, Jr. Name: Thomas A. Shank, Jr. Title: First Vice President

THE ORRIN H. INGRAM IRREVOCABLE TRUST DATED JULY 9, 1992
By:	SUNTRUST BANK, ATLANTA, AND WILLIAM S. JONES, as Co-Trustees
By:	/s/ Thomas A. Shank, Jr. Name: Thomas A. Shank, Jr. Title: First Vice President
By:	/s/ William S. Jones Name: William S. Jones Title: Co-Trustee
TRUST FOR THE BENEFIT OF ORRIN H. INGRAM ESTABLISHED BY MARTHA R. RIVERS UNDER AN AGREEMENT OF TRUST ORIGINALLY DATED APRIL 30, 1982, AS AMENDED
By:	SUNTRUST BANK, ATLANTA, AND WILLIAM S. JONES, as Co-Trustees
By:	/s/ Thomas A. Shank, Jr. Name: Thomas A. Shank, Jr. Title: First Vice President
By:	/s/ William S. Jones Name: William S. Jones Title: Co-Trustee
ORRIN AND SARA INGRAM FAMILY 1997 GENERATION SKIPPING TRUST
By:	WILLIAM S. JONES, as Trustee
By:	/s/ William S. Jones Name: William S. Jones Title: Trustee

TRUST FOR JOHN RIVERS INGRAM, UNDER AGREEMENT WITH HORTENSE B. INGRAM DATED DECEMBER 22, 1975
By:	SUNTRUST BANK, ATLANTA, as Trustee
By:	/s/ Thomas A. Shank, Jr. Name: Thomas A. Shank, Jr. Title: First Vice President
THE JOHN R. INGRAM IRREVOCABLE TRUST DATED JULY 9, 1992
By:	SUNTRUST BANK, ATLANTA, AND WILLIAM S. JONES, as Co-Trustees
By:	/s/ Thomas A. Shank, Jr. Name: Thomas A. Shank, Jr. Title: First Vice President
By:	/s/ William S. Jones Name: William S. Jones Title: Co-Trustee
TRUST FOR THE BENEFIT OF JOHN R. INGRAM ESTABLISHED BY MARTHA R. RIVERS UNDER AN AGREEMENT OF TRUST ORIGINALLY DATED APRIL 30, 1982, AS AMENDED
By:	SUNTRUST BANK, ATLANTA, AND WILLIAM S. JONES, as Co-Trustees
By:	/s/ Thomas A. Shank, Jr. Name: Thomas A. Shank, Jr. Title: First Vice President
By:	/s/ William S. Jones Name: William S. Jones Title: Co-Trustee

THE JOHN AND STEPHANIE INGRAM FAMILY 1996 GENERATION SKIPPING TRUST
By:	WILLIAM S. JONES, as Trustee
By:	/s/ William S. Jones Name: William S. Jones Title: Trustee
THE JOHN RIVERS INGRAM ANNUITY TRUST 2000
By:	JOHN R. INGRAM, as Trustee
By:	/s/ John R. Ingram Name: John R. Ingram Title: Trustee
THE JOHN RIVERS INGRAM ANNUITY TRUST 2001
By:	JOHN R. INGRAM, as Trustee
By:	/s/ John R. Ingram Name: John R. Ingram Title: Trustee